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Exhibit 23

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement No. 333-77022 of The Boyds Collection, Ltd. on Form S-8 of our report dated February 25, 2003, appearing in this Annual Report on Form 10-K of The Boyds Collection, Ltd. for the year ended December 31, 2002.

DELOITTE & TOUCHE LLP
Baltimore, Maryland March 28, 2003

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  Exhibit 23
INDEPENDENT AUDITORS' CONSENT